                                                                     Exhibit 4.1


NUMBER                             [Vignette]
SSP_____________                                                  ______________
                                                                         SHARES

                                     APACHE
                                   CORPORATION

THIS CERTIFICATE IS TRANSFERABLE                     INCORPORATED UNDER THE LAWS
IN MINNEAPOLIS, MINNESOTA OR                            OF THE STATE OF DELAWARE
NEW YORK, NEW YORK

   COMMON STOCK                                                COMMON STOCK

   This Certifies that ___________________                     CUSIP 037411 10 5
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

PAR VALUE
$0.625 EACH

   is the owner of _______________________


                              CERTIFICATE OF STOCK

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF Apache Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the signatures of its duly authorized officers.

                                                   Countersigned and Registered:
                                                WELLS FARGO BANK MINNESOTA, N.A.
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR


/s/ Raymond Plank
CHAIRMAN

/s/ C. L. Peper
SECRETARY                                        By
                                                    ----------------------------
                                                        AUTHORIZED SIGNATURE

                             DATED:
                                   ------------------

                               APACHE CORPORATION

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF TRF MIN ACT - _____________ Custodian _______________
                                                                    (Cust)                     (Minor)
TEN ENT - as tenants by the entireties                              under Uniform Transfers to Minors
JT TEN -  as joint tenants with right of                            Act _______________________
          survivorship and not as tenants                                       (State)
          in common

         Additional abbreviations may also be used though not in the above list.

This certificate also evidences and entitles the holder hereof to certain rights (the "Rights") as set forth in a Rights Agreement between Apache Corporation and Wells Fargo Bank Minnesota, N.A. (formerly known as Norwest Bank Minnesota, N.A.), as Rights Agent, dated as of January 31, 1996, as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Apache Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Apache Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who is or becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will be come null and void and will no longer be transferable.

         For value received, ____________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIPE CODE OF ASSIGNEE _______________________________________________________________________
_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,  __________________

NOTICE:  THE SIGNATURE(S) TO                      ______________________________
THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE WHATEVER             ______________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO SEC RULE 17Ad-15.